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                                  FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                   PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 18, 1997


                    WPS Receivables Corporation on behalf
                 of the WestPoint Stevens Receivables Master
                  Trust (Issuer in respect of the WestPoint
                             Stevens Receivables
                Master Trust Floating Rate Trade Receivables
                 Participation Certificates, Series 1994-1)
           -----------------------------------------------------
           (Exact name of registrant as specified on its charter)


                Delaware                                           33-76956                               58- 2080658
---------------------------------------------               ---------------------                      -------------------
(State or other jurisdiction of incorporation               (Commission File No.)                      (I.R.S. Employer
or organization)                                                                                       Identification No.)

507 West 10th Street, West Point, Georgia                                                                       31833
-----------------------------------------                                                              --------------------
(Address of principal executive offices)                                                                      (Zip Code)

Registrant's telephone number, including area code:   (706) 645-4248
                                                     ----------------


                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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Item 5.          Other Events.

                 The Registrant is filing the exhibit listed in Item 7 below.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

Exhibit 99.2 Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series 1994-1 with respect to the April 18, 1997 Distribution Date.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.




                                        WESTPOINT STEVENS RECEIVABLES
                                           MASTER TRUST

                                        By:  WPS RECEIVABLES CORPORATION, as
                                                  Depositor


                                        By:       /s/ Craig J. Berlin
                                            ---------------------------------
                                                 Craig J. Berlin
                                                 President


Date: April 18, 1997


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                                  EXHIBIT LIST



Exhibit
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  99.2           Monthly Settlement Statement for the Floating Rate Trade
                 Receivables Participation Certificates, Series 1994-1 with respect to the April 18, 1997 Distribution Date





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